UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2020
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

3480 GS Richards Blvd, Suite 101, Carson City, NV 89703

(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (775) 885 5000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par Value $0.001	PICO	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2020, PICO Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). As of April 6, 2020, the record date for the Annual Meeting, 19,371,931 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 17,409,060 shares of common stock were present in person or represented by proxy for the three proposals summarized below.

Proposal 1: Election of Directors

The Company’s shareholders elected the five persons listed below to serve for one year until the Company’s Annual Meeting of Shareholders in 2021. The final voting results are as follows:

Name of Directors Elected	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Gregory E. Bylinsky	14,557,289	207,028	9,658	2,635,085
Dorothy A. Timian-Palmer	14,489,186	277,921	6,868	2,635,085
Eric H. Speron	14,576,521	187,796	9,658	2,635,085
Maxim C.W. Webb	13,861,404	905,413	7,158	2,635,085
Nicole L. Weymouth	14,479,253	287,824	6,898	2,635,085

Proposal 2: Advisory (non-binding) vote on the compensation of the Company’s named executive officers

The Company’s shareholders approved on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Company's proxy statement. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,500,213	253,653	20,109	2,635,085

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP

The Company’s shareholders ratified the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,245,976	140,485	22,599	N/A

Item 7.01	Regulation FD Disclosure

The Company has posted to its website a replay of the Annual Meeting. The Company will post to its website a transcript of the Annual Meeting as soon as the transcript is available. Such information can be found in the investors section of www.picoholdings.com, under "Events & Presentations".

The information in this Current Report that is furnished under Item 7.01, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2020

PICO HOLDINGS, INC.

By: /s/ Dorothy Timian-Palmer

Dorothy Timian-Palmer
President and CEO